Rogers Corporation Reports First Quarter 2024 Results

Q1 Sales And EPS Exceed Mid-Point Of Guidance As Outlook Improves

Chandler, Arizona, April 25, 2024: Rogers Corporation (NYSE:ROG) today announced financial results for the first quarter of 2024.

"We are encouraged by the improving demand that we saw in the first quarter, which resulted in sales near the top end of our guidance expectations,” stated Colin Gouveia, Rogers' President and CEO. "Aerospace and defense sales were strong in the first quarter and after a prolonged downturn, the outlook for the general industrial market is improving with lower customer inventory levels and positive order trends. We expect overall sales to improve further in the coming quarters, tempered by some markets which continue to face near-term inventory challenges. We remain intently focused on driving improved profitability and cash flow, while also ensuring we are positioned to grow as demand strengthens."

Financial Overview

GAAP Results (dollars in millions, except per share amounts)	Q1 2024	Q4 2023	Q1 2023
Net Sales	$213.4	$204.6	$243.8
Gross Margin	32.0%	32.9%	32.7%
Operating Margin	5.5%	14.9%	(0.1%)
Net Income (Loss)	$7.8	$23.2	$(3.5)
Net Income (Loss) Margin	3.7%	11.3%	(1.4)%
Diluted Earnings (Loss) Per Share	$0.42	$1.24	$(0.19)
Net Cash Provided by Operating Activities	$28.1	$71.9	$1.8

Non-GAAP Results[1] (dollars in millions, except per share amounts)	Q1 2024	Q4 2023	Q1 2023
Adjusted Operating Margin	7.5%	6.3%	10.5%
Adjusted Net Income	$10.9	$11.3	$16.2
Adjusted Earnings Per Diluted Share	$0.58	$0.60	$0.87
Adjusted EBITDA	$28.3	$23.4	$35.1
Adjusted EBITDA Margin	13.3%	11.4%	14.4%
Free Cash Flow	$18.7	$49.4	$(14.6)

Net Sales by Operating Segment (dollars in millions)	Q1 2024	Q4 2023	Q1 2023
Advanced Electronics Solutions (AES)	$122.1	$117.3	$135.9
Elastomeric Material Solutions (EMS)	$85.7	$83.4	$102.2
Other	$5.6	$3.9	$5.7

1 - A reconciliation of GAAP to non-GAAP measures is provided in the schedules included below

Q1 2024 Summary of Results
Net sales of $213.4 million increased 4.3% versus the prior quarter resulting from higher sales in the AES and EMS business units. AES net sales increased by 4.1% primarily related to higher aerospace and defense (A&D), wireless infrastructure, industrial and renewable energy sales, partially offset by lower EV/HEV and ADAS sales. EMS net sales increased by 2.8% primarily from higher general industrial, A&D and EV/HEV sales, partially offset by seasonally lower portable electronics sales. Currency exchange rates favorably impacted total company net sales in the first quarter of 2024 by $1.6 million compared to the prior quarter.

Gross margin decreased to 32.0% from 32.9% in the prior quarter due to unfavorable product mix, partially offset by higher sales volumes.

Selling, general and administrative (SG&A) expenses decreased by $4.3 million from the prior quarter to $47.5 million. The lower SG&A expense was due primarily to a decrease in professional service fees, compensation costs and other administrative expenses.

GAAP operating margin of 5.5% decreased from 14.9% in the prior quarter. Operating margin declined primarily due to a decrease in other operating income, partially offset by lower SG&A expenses. Other operating income was higher in the fourth quarter mainly related to a $24.0 million insurance recovery received in connection with the fire that occurred at the UTIS facility in 2021. Adjusted operating margin of 7.5% increased by 120 basis points versus the prior quarter.

GAAP earnings per diluted share were $0.42 compared to earnings per diluted share of $1.24 in the previous quarter. The decrease in GAAP earnings per diluted share was due to lower operating income, partially offset by lower tax expense. On an adjusted basis, earnings were $0.58 per diluted share compared to adjusted earnings of $0.60 per diluted share in the prior quarter.

Ending cash and cash equivalents were $116.9 million, an decrease of $14.8 million versus the prior quarter. Net cash provided by operating activities in the first quarter was $28.1 million and capital expenditures were $9.4 million. A principal payment of $30.0 million was made on the remaining outstanding borrowings under the Company’s revolving credit facility.

Financial Outlook

(dollars in millions, except per share amounts)	Q2 2024
Net Sales	$210 to $220
Gross Margin	32.5% to 33.5%
Earnings Per Diluted Share	$0.34 to $0.54
Adjusted Earnings Per Diluted Share[1]	$0.50 to $0.70

2024
Capital Expenditures	$60 to $70

1 - A reconciliation of GAAP to non-GAAP measures is provided in the schedules included below

Conference Call and Additional Information
A conference call to discuss the results for the first quarter will take place today, Thursday, April 25, 2024 at 5:00 pm ET. A live webcast of the event and the accompanying presentation can be accessed on the Rogers Corporation website at https://www.rogerscorp.com/investors.

About Rogers Corporation
Rogers Corporation (NYSE:ROG) is a global leader in engineered materials to power, protect and connect our world. Rogers delivers innovative solutions to help our customers solve their toughest material challenges. Rogers’ advanced electronic and elastomeric materials are used in applications for EV/HEV, automotive safety and radar systems, mobile devices, renewable energy, wireless infrastructure, energy-efficient motor drives, industrial equipment and more. Headquartered in Chandler, Arizona, Rogers operates manufacturing facilities in the United States, Asia and Europe, with sales offices worldwide.

Safe Harbor Statement
Statements included in this release that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This release contains forward-looking statements regarding our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this release and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Other risks and uncertainties that could cause such results to differ include the following, without limitation: failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, such as delays in adoption or implementation of new technologies; failure to successfully execute on our long-term growth strategy as a standalone company; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, Belgium, England and Hungary, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, as well as the potential for U.S.-China supply chain decoupling; fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, including the ongoing conflict between Russia and Ukraine, terrorism or public health crises; the impact of sanctions, export controls and other foreign asset or investment restrictions; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation or risks arising from the terminated DuPont Merger; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

Investor Contact:
Steve Haymore
Phone: 480-917-6026
Email: stephen.haymore@rogerscorporation.com

Website Address: https://www.rogerscorp.com

(Financial statements follow)

Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended
(DOLLARS AND SHARES IN MILLIONS, EXCEPT PER SHARE AMOUNTS)	March 31, 2024	March 31, 2023
Net sales	$213.4	$243.8
Cost of sales	145.2	164.1
Gross margin	68.2	79.7

Selling, general and administrative expenses	47.5	60.1
Research and development expenses	8.9	9.6
Restructuring and impairment charges	0.1	10.5
Other operating (income) expense, net	—	(0.2)
Operating income (loss)	11.7	(0.3)

Equity income in unconsolidated joint ventures	0.3	0.1
Other income (expense), net	0.4	0.1
Interest expense, net	(0.8)	(3.5)
Income (loss) before income tax expense	11.6	(3.6)
Income tax expense (benefit)	3.8	(0.1)
Net income (loss)	$7.8	$(3.5)

Basic earnings (loss) per share	$0.42	$(0.19)
Diluted earnings (loss) per share	$0.42	$(0.19)

Shares used in computing:
Basic earnings (loss) per share	18.6	18.6
Diluted earnings (loss) per share	18.7	18.6

Condensed Consolidated Statements of Financial Position (Unaudited)

(DOLLARS AND SHARES IN MILLIONS, EXCEPT PAR VALUE)	March 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$116.9	$131.7
Accounts receivable, less allowance for credit losses of $1.0 and $1.1	159.2	161.9
Contract assets	40.3	45.2
Inventories, net	150.9	153.5
Asbestos-related insurance receivables, current portion	4.3	4.3
Other current assets	29.8	30.3
Total current assets	501.4	526.9
Property, plant and equipment, net of accumulated depreciation of $386.2 and $385.7	363.4	366.3
Operating lease right-of-use assets	18.6	18.9
Goodwill	357.2	359.8
Other intangible assets, net of amortization	120.3	123.9
Asbestos-related insurance receivables, non-current portion	52.2	52.2
Investments in unconsolidated joint ventures	10.9	11.1
Deferred income taxes	55.7	49.7
Other long-term assets	8.3	8.4
Total assets	$1,488.0	$1,517.2
Liabilities and Shareholders’ Equity
Current liabilities
Accounts payable	$51.7	$50.3
Accrued employee benefits and compensation	29.5	31.1
Accrued income taxes payable	7.3	2.0
Operating lease obligations, current portion	3.8	3.5
Asbestos-related liabilities, current portion	5.5	5.5
Other accrued liabilities	19.2	24.0
Total current liabilities	117.0	116.4
Borrowings under revolving credit facility	—	30.0
Operating lease obligations, non-current portion	15.1	15.4
Asbestos-related liabilities, non-current portion	56.0	56.0
Non-current income tax	7.2	7.2
Deferred income taxes	22.7	22.9
Other long-term liabilities	10.2	10.3
Shareholders’ equity
Capital stock - $1 par value; 50.0 authorized shares; 18.7 and 18.6 shares issued and outstanding	18.7	18.6
Additional paid-in capital	153.8	151.8
Retained earnings	1,162.8	1,155.0
Accumulated other comprehensive loss	(75.5)	(66.4)
Total shareholders' equity	1,259.8	1,259.0
Total liabilities and shareholders' equity	$1,488.0	$1,517.2

Reconciliation of non-GAAP financial measures to the comparable GAAP measures

Non-GAAP Financial Measures:

This earnings release includes the following financial measures that are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”):

(1) Adjusted operating margin, which the Company defines as operating margin excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, non-routine shareholder advisory costs, (income) costs associated with terminated merger, UTIS fire (recoveries) charges, asbestos-related charges (credits), and the related income tax effect on these items;

(2) Adjusted net income, which the Company defines as net income (loss) excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, non-routine shareholder advisory costs, (income) costs associated with terminated merger, UTIS fire (recoveries) charges, asbestos-related charges (credits), pension settlement charges and the related income tax effect on these items;

(3) Adjusted earnings per diluted share, which the Company defines as earnings per diluted share excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, non-routine shareholder advisory costs, (income) costs associated with terminated merger, UTIS fire (recoveries) charges, asbestos-related charges (credits), pension settlement charges, and the related income tax effect on these items, divided by adjusted weighted average shares outstanding - diluted;

(4) Adjusted EBITDA, which the Company defines as net income (loss) excluding acquisition and related integration costs, dispositions, intangible amortization, (gains) losses on the sale or disposal of property, plant and equipment, restructuring, severance, impairment and other related costs, non-routine shareholder advisory costs, (income) costs associated with terminated merger, UTIS fire (recoveries) charges, asbestos-related charges (credits), pension settlement charges, interest expense, net, income tax expense (benefit), depreciation of fixed assets, equity compensation expense, and the related income tax effect on these items;

(5) Adjusted EBITDA Margin, which the Company defines as the percentage that results from dividing Adjusted EBITDA by total net sales;

(6) Free cash flow, which the Company defines as net cash provided by (used in) operating activities less non-acquisition capital expenditures.

Management believes adjusted operating margin, adjusted net income, adjusted earnings per diluted share, adjusted EBITDA and adjusted EBITDA margin are useful to investors because they allow for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to potential variability across periods based on the timing, frequency and magnitude of such items. As a result, management believes that these measures enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies. Management also believes free cash flow is useful to investors as an additional way of viewing the Company's liquidity and provides a more complete understanding of factors and trends affecting the Company's cash flows. However, non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as alternatives to, financial measures prepared in accordance with GAAP. In addition, these non-GAAP financial measures may differ from, and should not be compared to, similarly named measures used by other companies. Reconciliations of the differences between these non-GAAP financial measures and their most directly comparable financial measures calculated in accordance with GAAP are set forth below.

Reconciliation of GAAP Operating Margin to Adjusted Operating Margin*:

	2024	2023
	Q1	Q4	Q1
GAAP Operating Margin Income (Loss)	5.5%	14.9%	(0.1)%

Acquisition & Divestiture Related Costs:
Acquisition & Related Integration Costs	—%	—%	—%
Dispositions	—%	0.5%	0.5%
Intangible Amortization	1.5%	1.6%	1.4%
(Gain) Loss on Sale or Disposal of PPE	—%	(0.9)%	—%

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	0.5%	0.7%	4.9%

Non-Routine Shareholder Advisory Costs	—%	0.3%	3.1%
(Income) Costs Associated with Terminated Merger	—%	0.5%	0.8%
UTIS Fire (Recoveries) Charges	—%	(11.5)%	(0.1)%
Asbestos-Related Charges (Credits)	—%	0.1%	—%
Total Adjustments	2.0%	(8.7)%	10.6%
Adjusted Operating Margin	7.5%	6.3%	10.5%
*Percentages in table may not add due to rounding.

Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss)*:

	2024	2023
(dollars in millions)	Q1	Q4	Q1
GAAP Net Income (Loss)	$7.8	$23.2	$(3.5)

Acquisition & Divestiture Related Costs:
Acquisition & Related Integration Costs	—	—	0.1
Dispositions	—	1.1	1.2
Intangible Amortization	3.1	3.3	3.3
(Gain) Loss on Sale or Disposal of PPE	—	(1.9)	—

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	1.1	1.4	11.9

Non-Routine Shareholder Advisory Costs	—	0.6	7.6
(Income) Costs Associated with Terminated Merger	—	1.1	1.9
UTIS Fire (Recoveries) Charges	—	(23.6)	(0.2)
Asbestos-Related Charges (Credits)	—	0.2	—
Pension Settlement Charges	—	0.1	—
Estimated Income Tax Impacts of Adjustments	$(1.1)	$5.6	$(6.1)
Total Adjustments	$3.1	$(12.1)	$19.7
Adjusted Net Income (Loss)	$10.9	$11.3	$16.2
*Values in table may not add due to rounding.

Reconciliation of GAAP Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share*:

	2024	2023**
	Q1	Q4	Q1
GAAP Earnings Per Diluted Share	$0.42	$1.24	$(0.19)

Acquisition & Divestiture Related Costs:
Acquisition & Related Integration Costs	—	—	0.01
Dispositions	—	0.06	0.06
Intangible Amortization	0.17	0.18	0.17
(Gain) Loss on Sale or Disposal of PPE	—	(0.10)	—

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	0.06	0.08	0.64

Non-Routine Shareholder Advisory Costs	—	0.03	0.41
(Income) Costs Associated with Terminated Merger	—	0.06	0.10
UTIS Fire (Recoveries) Charges	—	(1.26)	(0.01)
Asbestos-Related Charges (Credits)	—	0.01	—
Pension Settlement Charges	—	0.01	—
Estimated Income Tax Impacts of Adjustments	(0.06)	(0.30)	(0.33)
Impact of Including Dilutive Securities	—	—	—
Total Adjustments	$0.17	$(0.64)	$1.06
Adjusted Earnings Per Diluted Share	$0.58	$0.60	$0.87
*Values in table may not add due to rounding.
**Some amounts have been updated to conform to current period presentation.

The following table reconciles weighted average shares outstanding - diluted under US GAAP to adjusted weighted average shares outstanding diluted used in the calculation of adjusted diluted EPS:

	2024	2023
(shares in millions)	Q1	Q4	Q1
Weighted Average Shares Outstanding - Diluted	18.7	18.7	18.6
Dilutive Effect of Awards under Equity Compensation Plans	—	—	—
Adjusted Weighted Average Shares Outstanding - Diluted	18.7	18.7	18.6

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA*:

	2024	2023
(dollars in millions)	Q1	Q4	Q1
GAAP Net Income (Loss)	$7.8	$23.2	$(3.5)

Acquisition & Divestiture Related Costs:
Acquisition & Related Integration Costs	—	—	0.1
Dispositions	—	1.1	1.2
Intangible Amortization	3.1	3.3	3.3
(Gain) Loss on Sale or Disposal of PPE	—	(1.9)	—

Restructuring, Business Realignment & Other Cost Saving Initiatives:
Restructuring, Severance, Impairment & Other Related Costs	1.1	1.4	8.6

Non-Routine Shareholder Advisory Costs	—	0.6	7.6
(Income) Costs Associated with Terminated Merger	—	0.7	1.3
UTIS Fire (Recoveries) Charges	—	(23.6)	(0.2)
Asbestos-Related Charges (Credits)	—	0.2	—
Pension Settlement Charges	—	0.1	—

Interest Expense, net	0.8	1.4	3.5
Income Tax Expense (Benefit), net	3.8	5.4	(0.1)
Depreciation	8.2	7.9	11.3
Equity Compensation	3.5	3.4	2.1
Total Adjustments	$20.5	$—	$38.7
Adjusted EBITDA	$28.3	$23.4	$35.1
*Values in table may not add due to rounding.

Calculation of Adjusted EBITDA margin*:

	2024	2023
(dollars in millions)	Q1	Q4	Q1
Adjusted EBITDA	$28.3	$23.4	$35.1
Divided by Total Net Sales	213.4	204.6	243.8
Adjusted EBITDA Margin	13.3%	11.4%	14.4%
*Values in table may not add due to rounding.

Reconciliation of Net Cash Provided By (Used In) Operating Activities to Free Cash Flow*:

	2024	2023
(dollars in millions)	Q1	Q4	Q1
Net Cash Provided By (Used In) Operating Activities	$28.1	$71.9	1.8
Non-Acquisition Capital Expenditures	(9.4)	(22.5)	(16.4)
Free Cash Flow	$18.7	$49.4	$(14.6)
*Values in table may not add due to rounding.

Reconciliation of GAAP Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Guidance for the 2024 Second Quarter:

Guidance Q2 2024
GAAP Earnings per Diluted Share	$0.34 to $0.54

Intangible Amortization	$0.13

Other Adjustments	$0.03

Adjusted Earnings per Diluted Share	$0.50 - $0.70

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